UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2019

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14269 N. 87th Street, #205 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Redemption Agreement

Effective January 1, 2019, Zoned Properties, Inc. (the “Company”), Christopher Carra, Alan Abrams, Clayton Abrams Revocable Trust (the “Clayton Abrams Trust”), and Kyle Abrams Revocable Trust (the “Kyle Abrams Trust” and together with the Clayton Abrams Trust, the “Trusts”) entered into a Stock Redemption Agreement (the “Stock Redemption Agreement”). Prior to entry into the Stock Redemption Agreement, (i) Mr. Carra was the owner 2,028,335 shares of the Company’s common stock, representing approximately 11.6% of the Company’s outstanding shares as of January 1, 2019, and (ii) Mr. Abrams, together with the Trusts (collectively, the “Abrams Affiliates”), owned 3,611,669 shares of the Company’s common stock, representing approximately 20.7% of the Company’s outstanding common stock as of January 1, 2019. Pursuant to Securities and Exchange Commission (the “SEC”) rules, each of Messrs. Carra and Abrams was deemed to be a “related person” due solely to their status as significant stockholders of the Company. Pursuant to the terms of the Stock Redemption Agreement, the parties agreed that the Company would redeem an aggregate of 5,640,004 owned by Mr. Carra and the Abrams Affiliates (the “Stock Redemption”) such that Messrs. Carra and Abrams would no longer be significant and stockholders of the Company and would no longer be deemed to be “related persons” under SEC rules. In exchange for the Stock Redemption, the parties agreed that:

●	The Company, on behalf of Chino Valley Properties, LLC, a wholly owned subsidiary of the Company (“Chino Valley”), and Broken Arrow Herbal Center, Inc. (“Broken Arrow”), which is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, will amend the Broken Arrow CASA (as defined below) to reduce the gross revenue fee payable by Broken Arrow from 10% of gross revenue to 0% of gross revenue,

●	The Company, on behalf of Zoned Arizona Properties, LLC, a wholly owned subsidiary of the Company (“Zoned Arizona”), and CJK, Inc. (“CJK”), which is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, will amend the CJK CASA (as defined below) to reduce the gross revenue fee payable by CJK from 10% of gross revenue to 0% of gross revenue,

●	The Company and Mr. Abrams will amend the convertible debenture dated January 9, 2017 (the “Abrams Debenture”) to extend the maturity date of the Abrams Debenture from January 9, 2022 until January 9, 2030, and

●	Chino Valley and Broken Arrow will amend the Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 (the “Chino Valley Lease”) to increase the monthly base rent payable by Broken Arrow from $35,000 to $40,000.

Following effectiveness of the Stock Redemption and the transactions set forth above:

●	Messrs. Carra and Abrams will no longer beneficially own any shares of the Company’s common stock. Accordingly, they will no longer be significant stockholders of the Company or “related persons” under the SEC rules.

●	Broken Arrow will continue to be owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, and Broken Arrow will continue to be a tenant of the Company.

●	CJK will continue to be owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, and CJK will continue to be a tenant of the Company.

●

The Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Chino Valley and Broken Arrow will continue in full force and effect, except as amended by the Chino Valley Lease Amendment (as defined below) to increase the monthly base rent payable by Broken Arrow from $35,000 to $40,000.

●	The Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Green Valley Properties, LLC, a wholly owned subsidiary of the Company (“Green Valley”), and Broken Arrow will continue in full force and effect.

●	The Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement (concerning the Company’s Tempe, Arizona property) dated May 1, 2018 between Zoned Arizona and CJK will continue in full force and effect.

●	The Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Kingman Property Group, LLC, a wholly owned subsidiary of the Company, and CJK will continue in full force and effect.

The foregoing description of the Stock Redemption Agreement is not a complete description of all of the parties’ rights and obligations under the Stock Redemption Agreement, and is qualified in its entirety by reference to the Stock Redemption Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Broken Arrow Confidential Advisory Services Agreement

On January 1, 2019, the Company, on behalf of Chino Valley, and Broken Arrow entered into the First Amendment to Confidential Advisory Services Agreement (the “Broken Arrow CASA Amendment”). The Broken Arrow CASA Amendment amended the Confidential Advisory Services Agreement by and between the Company and Broken Arrow (the “Broken Arrow CASA”) to (i) reduce the gross revenue fee payable by Broken Arrow from 10% to 0%, and (ii) add a $250 hourly advisory fee payable by Broken Arrow.

Except as set forth herein, the terms of the Broken Arrow CASA remain in full force and effect.

The foregoing description of the Broken Arrow CASA Amendment is not a complete description of all of the parties’ rights and obligations under the Broken Arrow CASA Amendment, and is qualified in its entirety by reference to the Broken Arrow CASA Amendment, a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K and incorporated herein by reference.

Amendment to CJK Confidential Advisory Services Agreement

On January 1, 2019, the Company, on behalf of Zoned Arizona, and CJK entered into the First Amendment to Confidential Advisory Services Agreement (the “CJK CASA Amendment”). The CJK CASA Amendment amended the Confidential Advisory Services Agreement by and between the Company and CJK (the “CJK CASA”) to (i) reduce the gross revenue fee payable by CJK from 10% to 0%, and (ii) add a $250 hourly advisory fee payable by CJK.

Except as set forth herein, the terms of the CJK CASA remain in full force and effect.

The foregoing description of the CJK CASA Amendment is not a complete description of all of the parties’ rights and obligations under the CJK CASA Amendment, and is qualified in its entirety by reference to the CJK CASA Amendment, a copy of which is filed as Exhibit 10.3 to this current report on Form 8-K and incorporated herein by reference.

Amendment to Abrams Convertible Debenture

On January 9, 2017, the Company issued the Abrams Debenture in the aggregate principal amount of $2,000,000 in favor of Mr. Abrams, in exchange for receipt from Mr. Abrams of $2,000,000. On January 2, 2019, the Company and Mr. Abrams entered into an amendment of the Abrams Debenture (the “Debenture Amendment”), pursuant to which the parties agreed to extend the maturity date of the Abrams Debenture from January 9, 2022 to January 9, 2030. Except as set forth herein, the terms of the Abrams Debenture remain in full force and effect.

The foregoing description of the Debenture Amendment is not a complete description of all of the parties’ rights and obligations under the Debenture Amendment and is qualified in its entirety by reference to the Debenture Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Chino Valley Lease Amendment

On January 1, 2019, Chino Valley and Broken Arrow entered into that the First Amendment to the Chino Valley Lease (the “Chino Valley Lease Amendment”), pursuant to which the monthly base rent was increased from $35,000 to $40,000. Except as set forth herein, the terms of the Chino Valley Lease Amendment remain in full force and effect.

The foregoing description of the Chino Valley Lease Amendment is not a complete description of all of the parties’ rights and obligations under the Chino Valley Lease Amendment, and is qualified in its entirety by reference to the Chino Valley Lease Amendment, a copy of which is filed as Exhibit 10.5, to this current report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On January 3, 2019, the Company issued a press release announcing the Stock Redemption of 32.3% of its outstanding common stock into the Company’s treasury. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Stock Redemption Agreement effective January 1, 2019 by and among Zoned Properties, Inc., Christopher Carra, Alan B. Abrams, Clayton Abrams Revocable Trust and Kyle Abrams Revocable Trust.
10.2	First Amendment to Confidential Advisory Services Agreement dated January 1, 2019 by and between Zoned Properties, Inc., on behalf of Chino Valley Properties, LLC and Broken Arrow Herbal Center, Inc.
10.3	First Amendment to Confidential Advisory Services Agreement dated January 1, 2019 by and between Zoned Properties, Inc., on behalf of Zoned Arizona Properties, LLC and CJK, Inc.
10.4	Amendment to Convertible Debenture entered into as of January 2, 2019 by and between Zoned Properties, Inc. and Alan Abrams.
10.5	First Amendment to Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated January 1, 2019 by and between Chino Valley Properties, LLC and Broken Arrow Herbal Center, Inc.
99.1	Press Release of Zoned Properties, Inc. dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: January 3, 2019	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer

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